SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) : January 25, 1999


                     ASSET BACKED SECURITIES CORPORATION
             (Exact name of registrant as specified in its charter)


       Delaware                     333-64351-01              13-3354848
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)


11 Madison Avenue
Park Avenue Plaza
New York, New York                                             10010
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (212) 325-1811

                                       N/A
         (Former name or former address, if changed since last report.)



                                   Page 1 of 4
                                                  This report consists of 9
                                                 consecutively numbered pages.

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Item 5.    Other Events.

     This report and the attached exhibit is being filed pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended, with respect to the Registrant's Home Equity Loan Trust, Series 1998-LB1 (the "Certificates") . The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of December 1 , 1998 ( the "Agreement"), among Asset Back Securities Corporation, as depositor, Long Beach Mortgage Company, as servicer, and The Chase Manhattan Bank, as trustee (the Trustee). On January 25, 1999 distribution was made to the Certificateholders. Specific information with respect to the distribution is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.


Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on January 25, 1999, as Exhibit 99.1.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     THE CHASE MANHATTAN BANK,
                                     not in its individual capacity but solely as Trustee under the Agreement referred to herein



Date:    February 26, 1999              By:  /s/ Thomas Provenzano
                                        Thomas J. Provenzano
                                        Vice President

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits                    Page

        99.1             Monthly Certificateholder Statement on             5
                         January 25, 1999.

                                  Exhibit 99.1

              Monthly Certificateholder Statement on January 25, 1999

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                                   ASSET BACKED SECURITIES CORPORATION
                                   HOME EQUITY LOAN TRUST SERIES 1998-LB1
                                      STATEMENT TO CERTIFICATEHOLDERS
-----------------------------------------------------------------------------------------------------------------------------------

DIST DATE:           01/25/99                                                                                         PAGE #1


-----------------------------------------------------------------------------------------------------------------------------------
           ORIGINAL        BEGINNING                                                       ENDING                       ENDING
         CERTIFICATE     CERTIFICATE      PRINCIPAL        INTEREST        TOTAL         CERTIFICATE      O/C          PRINCIPAL
CLASS      BALANCE         BALANCE      DISTRIBUTION     DISTRIBUTION   DISTRIBUTION       BALANCE       AMOUNT         BALANCE

-----------------------------------------------------------------------------------------------------------------------------------

 A-1   150,000,000.00   150,000,000.00    958,953.30     797,500.00    1,756,453.30  149,041,046.70   1,115,871.42   150,156,918.12
 A-2   340,000,000.00   340,000,000.00  2,980,925.10   1,620,383.33    4,601,308.43  337,019,074.99   8,779,726.60   345,798,801.50
 A-3   145,000,000.00   145,000,000.00  1,724,125.27     701,195.83    2,425,321.10  143,275,874.73   3,674,951.61   146,950,826.34
  X          N/A              N/A           N/A                0.00            0.00
  R          N/A              N/A           N/A                0.00            0.00        N/A
-----------------------------------------------------------------------------------------------------------------------------------
TOTALS 635,000,000.00   635,000,000.00  5,664,003.67    3,119,079.16   8,783,082.83  629,335,996.33  13,570,549.63   642,906,545.96
-----------------------------------------------------------------------------------------------------------------------------------







               FACTOR INFORMATION PER $1,000


                                                                                  PASS THRU RATES


                PRINCIPAL       INTEREST      END. CERT.                             INIT PASS     CURR PASS
    CLASS      DISTRIBUTION   DISTRIBUTION     BALANCE                    CLASS      THRU RATE     THRU RATE

---------------------------------------------------------             ----------------------------------------
     A-1         6.39302200    5.31666667    993.60697800                   A-1       6.38000000%  6.38000000%
     A-2         8.76742676    4.76583332    991.23257324                   A-2       6.12750000%  6.12750000%
     A-3        11.89051910    4.83583331    988.10948090                   A-3       6.21750000%  6.21750000%
               ------------------------------------------             ----------------------------------------
    TOTALS      8.919690819   4.911935685     991.0803092
---------------------------------------------------------







If there are any questions or problems with this statement, please contact the Administrator listed below.

                     ---------------------------------------
                                TOM PROVENZANO
               THE CHASE MANHATTAN BANK - STRUCTURED FINANCE SERVICES
                        450 WEST 33RD STREET, 14TH FLOOR
                            NEW YORK, NEW YORK 10001
                                 (212) 946-3246
                     ---------------------------------------


                                                                                      (C) COPYRIGHT 1998, THE CHASE MANHATTAN BANK




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                                   ASSET BACKED SECURITIES CORPORATION
                                   HOME EQUITY LOAN TRUST SERIES 1998-LB1
                                      STATEMENT TO CERTIFICATEHOLDERS
 ----------------------------------------------------------------------------------------------------------------------------------

   DIST DATE:           01/25/99                                                                                     PAGE #2


                                                                      GROUP I           GROUP II         GROUP III

SECTION 7.08 (1)     BEGINNING CERTIFICATE ACCOUNT                    0.00              0.00                     0.00

SECTION 7.08 (2)     CLASS A DISTRIBUTION AMOUNT                      1,756,453.30      4,601,308.43     2,425,321.10

SECTION 7.08 (3)     SUBORDINATION INCREASE AMOUNT                    355,028.28        944,552.76         334,324.67

SECTION 7.08 (4)     INSURED PAYMENT                                  0.00              0.00                 0.00

SECTION 7.08 (7)     REALIZED LOSSES                                  0.00              0.00                 0.00

SECTION 7.08 (8)     SUBORDINATION DEFICIT AMOUNT                     0.00              0.00                      0.00
                     SUBORDINATION REDUCTION AMOUNT                   0.00              0.00                      0.00
                     SPECIFIED SUBORDINATION AMOUNT                   7,462,661.74      26,087,638.04    11,125,547.02


SECTION 7.08 (8)  (A)PRE-FUNDED AMOUNT PREVIOUSLY USED TO PURCHASE
                     SUBSEQUENT MORTGAGE LOANS                        0.00              0.00                 0.00
                  (B)PRE-FUNDED AMOUNT DISTRIBUTED AS A CLASS A PRINCIPAL
                     DISTRIBUTION AMOUNT                              0.00              0.00                 0.00
                  (C)PRE-FUNDING ACCOUNT EARNINGS TRANSFERRED TO THE
                     CAPITALIZED INTEREST ACCOUNT                     0.00              0.00                 0.00
                  (D)THE AMOUNTS TRANSFERRED FROM THE CAPITALIZED INTEREST
                     ACCOUNT TO THE CERTIFICATE ACCOUNT               0.00              0.00                 0.00
                     THE AMOUNTS TRANSFERRED FROM THE CAPITALIZED INTEREST
                     ACCOUNT TO THE DEPOSITOR                         0.00              0.00                 0.00

                                                                                                        PER $1000
SECTION 7.09 (a)(i)  CLASS A-1 DISTRIBUTION                                            1,756,453.30         11.71
                     CLASS A-2 DISTRIBUTION                                            4,601,308.43         13.53
                     CLASS A-3 DISTRIBUTION                                              701,195.83          4.84
                     CLASS X                                                                   0.00
                     CLASS R DISTRIBUTION                                                      0.00

SECTION 7.09 (a)(ii) GROUP I  PRINCIPAL DISTRIBUTION
                                   INSTALLMENT PRINCIPAL COLLECTED                        98,810.68          0.66
                                   PRINCIPAL PREPAYMENTS                                 505,114.34          3.37
                                   SUBORDINATION INCREASE AMOUNT                         355,028.28          2.37
                                   PRIN PREPAY FROM PRE-FUND ACCT                              0.00          0.00
                                   RECOVERIES FROM PRIOR MONTHS                                0.00          0.00
                                   OTHER                                                       0.00          0.00

                     GROUP II  PRINCIPAL DISTRIBUTION
                                   INSTALLMENT PRINCIPAL COLLECTED                       177,580.73          0.52
                                   PRINCIPAL PREPAYMENTS                               1,858,791.61          5.47
                                   SUBORDINATION INCREASE AMOUNT                         944,552.76          2.78
                                   PRIN PREPAY FROM PRE-FUND ACCT                              0.00          0.00
                                   RECOVERIES FROM PRIOR MONTHS                                0.00          0.00
                                   OTHER                                                       0.00          0.00

                     GROUP III PRINCIPAL DISTRIBUTION
                                   INSTALLMENT PRINCIPAL COLLECTED                        82,061.14          0.57
                                   PRINCIPAL PREPAYMENTS                               1,307,739.46          9.02
                                   SUBORDINATION INCREASE AMOUNT                         334,324.67          2.31
                                   PRIN PREPAY FROM PRE-FUND ACCT                              0.00          0.00
                                   RECOVERIES FROM PRIOR MONTHS                                0.00          0.00
                                   OTHER                                                       0.00          0.00

SECTION 7.09 (a)(iv) CLASS A-1 CARRYFORWARD                                                    0.00
                     CLASS A-2 CARRYFORWARD                                                    0.00
                     CLASS A-3 CARRYFORWARD                                                    0.00
                     CLASS A-2 INTEREST INDEX CARRYOVER                                        0.00
                     CLASS A-3 INTEREST INDEX CARRYOVER                                        0.00



                                                                           (C) COPYRIGHT 1997, CHASE BANKING CORPORATION

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                                   ASSET BACKED SECURITIES CORPORATION
                                   HOME EQUITY LOAN TRUST SERIES 1998-LB1
                                      STATEMENT TO CERTIFICATEHOLDERS
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                                                                                                                        PAGE #3

                                                                              GROUP I          GROUP II           GROUP III
SECTION 7.09 (a)(vi)ENDING AGGREGATE LOAN BALANCE                      150,156,918.12     345,798,801.50      146,950,826.34
                    ENDING NUMBER OF LOANS                                       1820              3,382                 461


                                                                              GROUP I          GROUP II            GROUP III

SECTION 7.09 (a)(vii)SUBORDINATED AMOUNT                                  1,115,871.42       8,779,726.60         3,674,951.61
                     SUBORDINATION DEFICIT                                        0.00               0.00                 0.00


SECTION 7.09 (a)(ix)SUBSTITUTION AMOUNTS INCLUDED IN DISTRIBUTION                0.00               0.00                 0.00
                    LOAN PURCHASE PRICE AMTS INCLUDED IN DISTRIBUTION            0.00               0.00                 0.00


SECTION 7.09 (a)(x) WEIGHTED AVERAGE COUPON RATE                            9.883620%          9.555140%             9.083180%



SECTION 7.09 (a)(xii)LARGEST MORTGAGE LOAN BALANCE OUTSTANDING              615,317.86          423,273.11           597,417.79


SECTION 7.09 (a)(xiv)REMAINING PRE-FUNDED AMOUNT                                  0.00                0.00                 0.00


SECTION 7.09 (b)(i) NUMBER AND AGGREGATE PRINCIPAL BALANCES OF DELINQUENT MORTGAGE LOANS:*

                    GROUP I

                    ------------------------------------------------------------------
                      CATEGORY        COUNT        AGG. PRIN. BAL.     PERCENTAGE
                    ------------------------------------------------------------------
                     30-59 DAYS         9                 3,881,101.28          2.58%
                     60-89 DAYS         0                         0.00          0.00%
                      90 + DAYS         0                         0.00          0.00%
                    ------------------------------------------------------------------

                    GROUP II

                    ------------------------------------------------------------------
                      CATEGORY        COUNT        AGG. PRIN. BAL.     PERCENTAGE
                    ------------------------------------------------------------------
                     30-59 DAYS        28                 2,068,895.32          0.60%
                     60-89 DAYS         1                   123,004.63          0.29%
                      90 + DAYS         0                         0.00          0.00%
                    ------------------------------------------------------------------

                    GROUP III

                    ------------------------------------------------------------------
                      CATEGORY        COUNT        AGG. PRIN. BAL.     PERCENTAGE
                    ------------------------------------------------------------------
                     30-59 DAYS         0                         0.00          0.00%
                     60-89 DAYS         3                 1,119,281.91          0.76%
                      90 + DAYS         0                         0.00          0.00%
                    ------------------------------------------------------------------



                    AGGREGATE

                    ------------------------------------------------------------------
                      CATEGORY        COUNT        AGG. PRIN. BAL.     PERCENTAGE
                    ------------------------------------------------------------------
                     30-59 DAYS        37                 5,949,996.60          0.93%
                     60-89 DAYS         4                 1,242,286.54          0.19%
                      90 + DAYS         0                         0.00          0.00%
                    ------------------------------------------------------------------


                    *The number and aggrgate principal balance of delinquent loans includes loans in foreclosure and bankruptcy









                                                                           (C) COPYRIGHT 1997, CHASE BANKING CORPORATION
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                                   ASSET BACKED SECURITIES CORPORATION
                                   HOME EQUITY LOAN TRUST SERIES 1998-LB1
                                      STATEMENT TO CERTIFICATEHOLDERS
 ---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        PAGE # 4
     DISTRIBUTION: 25-Jan-99





                                                                           GROUP I     GROUP II        GROUP III          TOTAL

SECTION 7.09 (b)(ii)NUMBER OF LOANS IN FORECLOSURE                               0           0                0              0

                   AGGREGATE PRINCIPAL BALANCE OF LOANS IN FORECLOSURE        0.00         0.00             0.00           0.00


                   NUMBER OF LOANS IN FORECLOSURE THAT WERE COMMENCED           0           0                0              0
                   IN THE PRIOR MONTH

                   AGGREGATE PRINCIPAL BALANCE OF LOANS IN FORECLOSURE        0.00         0.00             0.00           0.00
                   THAT WERE COMMENCED IN THE PRIOR MONTH

SECTION 7.09 (b)(ii)NUMBER OF LOANS IN BANKRUPTCY                                0           0                0               0

                   AGGREGATE PRINCIPAL BALANCE OF LOANS IN BANKRUPTCY         0.00         0.00             0.00           0.00


                   NUMBER OF LOANS THAT ARE "BALLOON" LOANS                     0           0                0               0

                   AGG PRIN BALANCE OF LOANS THAT ARE "BALLOON LOANS"         0.00         0.00             0.00           0.00

SECTION 7.09 (b)(iv)NUMBER OF REO PROPERTIES                                     0           0                0               0

                   AGGREGATE PRINCIPAL BALANCE OF REO PROPERTIES              0.00         0.00             0.00           0.00

SECTION 7.09 (b)(v)BOOK VALUE OF REO PROPERTY                                 0.00         0.00             0.00           0.00


SECTION 7.09 (b)(vi)CUMULATIVE LOSS PERCENTAGE                              0.00000000% 0.00000000%       0.00000000%  0.00000000%

                   CUMULATIVE REALIZED LOSSES                                 0.00         0.00              0.00          0.00

                   CURRENT PERIOD REALIZED LOSSES                             0.00         0.00              0.00          0.00

                   ANNUAL LOSS PERCENTAGE (ROLLING 12 MONTHS)              0.00000000% 0.00000000%       0.00000000%  0.00000000%

SECTION 7.09 (b)(ix)90 + DELINQUENCY PERCENTAGE (ROLLING 3 MONTHS)          0.00000000% 0.00000000%       0.00000000%  0.00000000%



                                                                                (C) COPYRIGHT 1997, CHASE BANKING CORPORATION

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